Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2024
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities
Note L - Commitments and Contingent Liabilities

The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, standby letters of credit and financial guarantees. The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit, and financial guarantees written, is represented by the contractual amount of those instruments. The contract amounts of these instruments are not included in the consolidated financial statements. At December 31, 2024, the contract amounts of these instruments totaled approximately $203,019, compared to $206,128 at December 31, 2023. The Bank estimates expected credit losses over the contractual period in which the Bank is exposed to credit risk via a contractual obligation to extend credit. At December 31, 2024, the estimated ACL related to off-balance sheet commitments was $582, compared to $692 at December 31, 2023. This included a $110 recovery of provision expense during the year ended December 31, 2024, compared to $61 in provision expense during the year ended December 31, 2023. The Bank uses the same credit policies in making commitments and conditional obligations as it does for instruments recorded on the balance sheet. Since many of these instruments are expected to expire without being drawn upon, the total contract amounts do not necessarily represent future cash requirements.

Following is a summary of such commitments at December 31:

	2024	2023
Fixed rate	$211	$1,331
Variable rate	194,865	195,587
Standby letters of credit	7,943	9,210

At December 31, 2024, the fixed-rate commitments have interest rates ranging from 4.75% to 7.38% and maturities of 30 years.
Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management’s credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment and income-producing commercial properties.

There are various contingent liabilities that are not reflected in the financial statements, including claims and legal actions arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material effect on financial condition or results of operations.